MANAGED HIGH INCOME PORTFOLIO INC.
                              388 Greenwich Street
                            New York, New York 10013

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 15, 2000

                               ------------------

To the Stockholders of
  Managed High Income Portfolio Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders of Managed High Income Portfolio Inc. (the "Fund") will be held in the Downtown Conference Center on the mezzanine level at 7 World Trade Center, New York, New York, on June 15, 2000 at 10:00 a.m. (New York time) for the following purposes:

      1. To elect two Directors of the Fund (Proposal 1).

      2. To ratify the selection of KPMG LLP as the independent auditors of the Fund for the fiscal year ending February 28, 2001 (Proposal 2).

      3. To consider and vote upon such other matters as may come before said meeting or any adjournments thereof.

      The close of business on April 19, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          By Order of the Board of Directors,


                                          Christina T. Sydor
May 18, 2000                              Secretary

================================================================================

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES.

================================================================================

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature
------------                                        ---------------
Corporate Accounts
------------------
(1) ABC Corp. .................................     ABC Corp.
(2) ABC Corp.  ................................     John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer  .................     John Doe
(4) ABC Corp. Profit Sharing Plan .............     John Doe, Trustee

Trust Accounts
--------------
(1) ABC Trust .................................     Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78 ............................     Jane B. Doe

Custodian or Estate Accounts
----------------------------

(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA ............     John B. Smith
(2) Estate of John B. Smith ...................     John B. Smith, Jr., Executor

                       MANAGED HIGH INCOME PORTFOLIO INC.
                              388 Greenwich Street
                            New York, New York 10013

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 15, 2000

                               ------------------
                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Managed High Income Portfolio Inc. (the "Fund") for use at the Annual Meeting of Stockholders of the Fund to be held in the Downtown Conference Center on the mezzanine level at 7 World Trade Center, New York, New York, on June 15, 2000, at 10:00 a.m. (New York Time) and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Stockholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers of the Fund and officers and regular employees of: Salomon Smith Barney Inc. ("Salomon Smith Barney"), which makes a market in the Fund's shares ("Shares"); SSB Citi Fund Management LLC., (successor to SSBC Fund Management Inc.) ("SSB Citi"), the Fund's investment adviser and administrator; and PFPC Global Fund Services (the "Transfer Agent"), the Fund's transfer agent. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Shares. The Annual Report of the Fund, including audited financial statements for the fiscal year ended February 29, 2000, has previously been furnished to all stockholders of the Fund. This Proxy Statement is first being mailed to stockholders on or about May 18, 2000. Additional copies of the Annual Report are available without charge to any stockholder upon request by calling 1-800-331-1710.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the Shares of common stock of the Fund represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Stockholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval of the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated on the prior page, or by voting in person at the Meeting.

      If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A stockholder vote may be taken on one of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

      The close of business on April 19, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      The Fund has one class of common stock, par value of $0.001 per Share. On April 19, 2000, there were 43,285,107 Shares outstanding. Each stockholder is entitled to one vote for each full Share and a proportionate fraction of a vote for each fractional Share held.

      As of April 19, 2000, Cede & Co., a nominee partnership of Depository Trust Company, held 42,460,835 or 98.1% of the Shares outstanding.

      As of the close of business on April 19, 2000, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) to the knowledge of the Board of Directors owned beneficially more than 5% of the outstanding shares of the Fund. As of the record date, the Fund's officers and Directors owned beneficially less than 1% of the outstanding Shares.

      Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the stockholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy by the stockholders of the Fund voting on the matter.

PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's Board is divided into three classes with the term of office expiring each year. It is proposed that stockholders of the Fund elect two Class II Directors of the Fund, each to serve for a three-year term and until his respective successor is duly elected and qualified. The Class II Directors' terms shall expire in 2003.

      Each of the nominees, currently serves as a Director of the Fund and has indicated that he will continue to serve if elected. However, if either nominee should be unable to serve, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. In order to fill a Class II Director vacancy that had resulted from the resignation of Andrea Farace as of December 1, 1999, the Fund's Board recently elected Mr. Robert A. Frankel to fill the unexpired term of Mr. Farace and approved Mr. Frankel's nomination as a Class II Director to be submitted to stockholders as part of this proxy.

      Set forth below are the names of the two nominees for election to the Fund's Board of Directors, together with certain other information:

                                                                   Number (and
                                                                 Percentage) of
                                                                     Shares
                                    Shares
Name, Age, Principal Occupation and                               Beneficially
Other Business Experience for the       Director                  Owned* as of
Past Five Years                           Since       Class      April 19, 2000
--------------------------------------------------------------------------------

Paolo M. Cucchi, age 58 ..............    1993          II             500(a)
  Dean of College of Liberal Arts at
  Drew University. Director of one
  investment company managed by
  affiliates of Salomon Smith Barney.

Robert A. Frankel, age 72 ............    2000          II               None
  Managing Partner of Robert A.
  Frankel Management Consultants;
  formerly Corporate Vice President
  of the Reader's Association Inc.
  Director of ten investment companies
  managed by affiliates of Salomon
  Smith Barney.

----------
(a)   Includes Shares owned by Director's family.

* For this purpose, "beneficial ownership" is defined under Section 13(d) of the Exchange Act. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

      The remainder of the Board is composed of the Class III and Class I Directors (as indicated by the numbers III or I), none of whom will stand for election at the Meeting, as their terms will expire in 2001 and 2002, respectively.

                                                                   Number (and
                                                                 Percentage) of
                                                                     Shares
Name, Age, Principal Occupation and                               Beneficially
Other Business Experience for the       Director                  Owned* as of
Past Five Years                           Since       Class      April 19, 2000
--------------------------------------------------------------------------------

**Heath B. McLendon, age 66 ..........    1993         III       1025.3807(a)
  Managing Director of Salomon Smith                           (less than 1%)
  Barney; Chairman or Co-Chairman of
  seventy-one investment companies
  managed by affiliates of Citigroup
  Inc. ("Citigroup"); President and
  Director of SSB Citi and Travelers
  Investment Advisers, Inc. ("TIA"):
  formerly Chairman of the Board of
  Smith Barney Strategy Advisers Inc.

Dr. Paul M. Hardin, age 68 ...........    1993           I         657.212(a)
  Chancellor Emeritus and Professor
  of Law at the University of North
  Carolina at Chapel Hill and a
  Director of The Summit
  Bancorporation. Director of
  fourteen investment companies
  managed by affiliates of Salomon
  Smith Barney. Formerly, Chancellor
  of the University of North Carolina
  at Chapel Hill

George M. Pavia, age 72 ..............    1993           I               None
  Senior Partner, Pavia & Harcourt,
  Attorneys. Director of two
  investment companies managed by
  affiliates of Salomon Smith Barney.

----------
(a)   Includes Shares owned by Director's family.

* For this purpose, "beneficial ownership" is defined under Section 13(d) of the Exchange Act. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

** Interested person of the Fund as defined in the Investment Company Act of 1940, as amended, (the "1940 Act").

      Section 16(a) of the Exchange Act requires officers and directors of the Fund, and persons who own beneficially more than 10% of the Shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, and the Fund. Based solely upon the review of such reports received by the Fund and written representations of certain persons for whom reports were filed, the Fund believes that during its fiscal year ended February 29, 2000, all filing requirements with respect to Section 16(a) fo the Exchange Act were satisfied.

      The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each officer will hold the office opposite his or her name until a successor is voted upon by the Board of Directors.

                                                 Principal Occupations and Other
                             Position                 Affiliations for the
Name                   (Year First Elected)              Past Five Years
----                   --------------------      -------------------------------

Heath B. McLendon,     Chief Executive              (See table of directors)
   age 66 ..........   Officer (1993).
                       Chairman of the
                       Board (1993) and
                       President (1997)

John C. Bianchi,       Vice President            Managing Director of Salomon
   age 44 ..........   and Investment               Smith Barney.
                       Officer (1993)

Lewis E. Daidone,      Senior Vice               Managing Director of Salomon
   age 42 ..........   President and                Smith Barney, Senior Vice
                       Treasurer (1994)             President and Treasurer
                                                    (Chief Financial Officer) of
                                                    the Salomon Smith Barney
                                                    mutual funds, and Director
                                                    and Senior Vice President of
                                                    SSB Citi and TIA.



Christina T. Sydor,    Secretary (1994)          Managing Director of Salomon
   age 49 ..........                                Smith Barney, General
                                                    Counsel and Secretary of
                                                    SSB Citi and TIA.

      The principal business address of each of the principal officers of the Fund is 388 Greenwich Street, New York, New York 10013, except for Heath McLendon, whose address is 7 World Trade Center, New York, New York 10048.

      No officer, director, or employee of the Fund's investment adviser or administrator receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser or administrator, a fee of $5,000 per year plus $500 per regular in-person meeting attended and $100 per telephone meeting attended. The Fund pays its Directors Emeritus a fee of $2,500 per year plus $250 per regular in-person meeting attended and $50 per telephone meeting attended. The Fund also reimburses each Director for actual out-of-pocket expenses relating to attendance at meetings. The aggregate compensation paid by the Fund to such Directors (including reimbursement for travel and out-of-pocket expenses) during the fiscal year ended February 29, 2000 amounted to $6,103.

     The following table shows the compensation paid by the Fund to each Director during the Fund's last fiscal year and by the fund complex to each Director during the last calendar year.

                               Compensation Table

                                               Pension or             Total             Number of Funds
                         Aggregate             Retirement          Compensation       for Which Director
 Name of                Compensation            Benefits            from Fund          Serves or Served
 Director                from Fund+         Accrued as Part          Complex           as a Board Member
                                              of Fund
within
                                              Expenses                         Fund Complex
--------              -----------------    ----------------     -------------------  -------------------
Paolo M. Cucchi              $7,700               $0                  $19,150                         1

++Alessandro di
  Montezemolo                 2,475                0                   10,613                         2

*Andrea Farace                5,350                0                   16,100                         1

Dr. Paul M. Hardin            7,700                0                  139,583                        14

**Heath B. McLendon               0                0                        0                        71

George M. Pavia               7,100                0                   17,900                         2

----------

 *    Andrea Farace resigned as Director of the Fund as of December 1, 1999.

** Designates a Director who is an interested person of the Fund as defined in the 1940 Act.

+ Upon attainment of age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, aggregate compensation paid by the Fund to Directors Emeritus totaled $5,500.

++    Attained Director Emeritus status on July 1, 1999.

      During the fiscal year ended February 29, 2000, the Directors met six times;
in addition two Audit Committee meetings were held. The Fund's Audit Committee is comprised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"). The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. In the last fiscal year, no Director attended less than 75% of the meetings of the Board and Audit Committee.

Required Vote

      Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "INDEPENDENT" DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

      The second proposal to be considered at the Meeting is the ratification of the selection of KPMG LLP ("KPMG") as the independent public auditors for the Fund for its fiscal year ending February 28, 2001.

      On February 9, 2000, based upon the recommendation of the Audit Committee, the Board of Directors, including a majority of the Independent Directors, selected KPMG as the Fund's independent auditors for and during the fiscal year ending February 28, 2001 subject to ratification by the Fund's stockholders at the Meeting. KPMG also serves as independent auditor for SSB Citi, other investment companies managed by affiliates of Salomon Smith Barney and for SSB Citi's ultimate parent corporation, Citigroup. KPMG has no direct or material indirect financial interest in the Fund, SSB Citi, Citigroup or any other investment company sponsored by Salomon Smith Barney or its affiliates.

      If the Fund receives a written request from any Fund stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of KPMG concerning the Fund's financial statements, a representative of KPMG will be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Required Vote

      Ratification of the selection of KPMG as independent auditors requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "INDEPENDENT" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                          REQUEST FOR SPECIAL MEETINGS

      Stockholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of stockholders for the purpose of voting on the removal of any Director. Meetings of stockholders for any other purpose shall be called by the Chairman of the Board, or the President or Secretary of the Fund when requested in writing by stockholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      Proposals that stockholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Stockholders must be sent to and received by the Fund no later than January 16, 2001. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the Annual Meeting of Stockholders for 2001 will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by March 17, 2001, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                          By Order of the Board of Directors,


                                          Christina T. Sydor
May 18, 2000                              Secretary

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.